UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2014 (June 30, 2014)

ENDO INTERNATIONAL PLC

(Exact Name of Registrant as Specified in Charter)

Ireland	001-36326	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33 Fitzwilliam Square

Dublin 2, Ireland

(011)-353-1-669-6634

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Indenture

Endo Finance LLC and Endo Finco Inc. (together, the “Endo Finance Issuers”), wholly-owned subsidiaries of Endo International plc (the “Company”), entered an indenture, dated as of June 30, 2014 (the “Indenture”), among the Endo Finance Issuers, the guarantors named therein and Wells Fargo Bank, National Association, as trustee, governing the terms of the Endo Finance Issuers’ $750,000,000 aggregate principal amount of 5.375% Senior Notes due 2023 (the “Notes”). The Notes were issued on June 30, 2014.

The Notes were issued in a private offering exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), to qualified institutional buyers in accordance with Rule 144A and to persons outside of the United States pursuant to Regulation S under the Securities Act. The Notes are senior unsecured obligations of the Endo Finance Issuers and are guaranteed on a senior unsecured basis by Endo Limited, a wholly-owned subsidiary of the Company, and certain of its subsidiaries (collectively, the “Guarantors”). The Notes and the related guarantees have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The Notes bear interest at a rate of 5.375% per year, accruing from June 30, 2014. Interest on the Notes is payable semiannually in arrears on January 15 and July 15 of each year, beginning on January 15, 2015. The Notes will mature on January 15, 2023, subject to earlier repurchase or redemption in accordance with the terms of the Indenture.

The Endo Finance Issuers may redeem some or all of the Notes at any time prior to July 15, 2017 at a price equal to 100.0% of the principal amount of the Notes redeemed plus accrued and unpaid interest, if any, to the redemption date and a make-whole premium set forth in the Indenture. On or after July 15, 2017, the Endo Finance Issuers may redeem some or all of the Notes at any time at redemption prices set forth in the Indenture, plus accrued and unpaid interest, if any, to the redemption date. In addition, at any time prior to July 15, 2017, the Endo Finance Issuers may redeem up to 35% of the aggregate principal amount of the Notes at a specified redemption price set forth in the Indenture plus accrued and unpaid interest, if any, to the redemption date, with the net cash proceeds of certain equity offerings. If Endo Limited experiences certain change of control events, the Endo Finance Issuers must offer to repurchase the Notes at 101% of their principal amount, plus accrued and unpaid interest, if any, to the repurchase date.

The Indenture contains covenants that, among other things, restrict Endo Limited’s ability and the ability of certain of its subsidiaries to incur certain additional indebtedness and issue preferred stock; make certain dividends, distributions, investments and other restricted payments; sell certain assets; agree to payment restrictions on Endo Limited’s subsidiaries; create certain liens; enter into transactions with affiliates; designate subsidiaries as unrestricted subsidiaries; and consolidate, merge or sell substantially all of Endo Limited’s assets. These covenants are subject to a number of important exceptions and qualifications, including the fall away or revision of certain of these covenants upon the Notes receiving investment grade credit ratings.

The Company intends to use the net proceeds of the Notes offering for general corporate purposes, which may include acquisitions, including the acquisition of Dava Pharmaceuticals, Inc.

The foregoing summary of the Notes does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Indenture and the Notes, copies of which are filed with this Current Report on Form 8-K as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

Registration Rights

In connection with the issuance of the Notes, the Endo Finance Issuers entered into a registration rights agreement, dated as of June 30, 2014 (the “Registration Rights Agreement”). Under the Registration Rights Agreement, the Endo Finance Issuers and the Guarantors will be required to use their commercially reasonable efforts to (i) file with the Securities and Exchange Commission (the “SEC”) by July 31, 2015 an exchange offer registration statement pursuant to which they will offer, in exchange for the Notes, new notes having terms substantially identical in all material respects to those of the Notes (except the new notes will not contain terms with respect to transfer restrictions) (the “A/B Exchange Offer”), (ii) complete the A/B Exchange Offer by July 31, 2015 or, under specified circumstances, (iii) file a shelf registration statement with the SEC covering resales of the Notes. The Endo Finance Issuers may be required to pay additional interest if they fail to comply with the registration and exchange requirements set forth in the Registration Rights Agreement.

The foregoing summary of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Indenture, dated June 30, 2014, among Endo Finance LLC, Endo Finco Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee, relating to the 5.375% Senior Notes due 2023.

10.2	Form of 5.375% Senior Notes due 2023 (included in Exhibit 10.1).

10.3	Registration Rights Agreement, dated June 30, 2014, by and among Endo Finance LLC, Endo Finco Inc., the guarantors named therein and Citigroup Global Markets Inc. and RBC Capital Markets, LLC, relating to the 5.375% Senior Notes due 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2014

ENDO INTERNATIONAL PLC

By:	/s/ Caroline B. Manogue
Name:	Caroline B. Manogue
Title:	Executive Vice President, Chief Legal Officer and Company Secretary

Index of Exhibits

Exhibit Number	Description

10.1	Indenture, dated June 30, 2014, among Endo Finance LLC, Endo Finco Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee, relating to the 5.375% Senior Notes due 2023.

10.2	Form of 5.375% Senior Notes due 2023 (included in Exhibit 10.1).

10.3	Registration Rights Agreement, dated June 30, 2014, by and among Endo Finance LLC, Endo Finco Inc., the guarantors named therein and Citigroup Global Markets Inc. and RBC Capital Markets, LLC, relating to the 5.375% Senior Notes due 2023.

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